UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 18, 2016

MYERS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-8524	34-0778636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1293 South Main Street, Akron, OH		44301
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including area code (330) 253-5592

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2016, Myers Industries, Inc. (the “Company”) announced that Greggory W. Branning, its Executive Vice President, Chief Financial Officer and Corporate Secretary has left the Company as of March 18, 2016 to pursue other interests.

The Company has engaged the executive search firm Crist Kolder Associates to conduct a comprehensive search for a replacement.

Kevin Brackman, 43, has been named Interim Chief Financial Officer and Corporate Secretary, effective March 21, 2016, until a new Chief Financial Officer is announced. Mr. Brackman joined the Company in April 2015 as Vice President, Corporate Controller. Prior to joining the Company, Mr. Brackman spent six and a half years at Ingersoll-Rand in various finance leadership roles.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Myers Industries, Inc.
(Registrant)

DATE: March 21, 2016	By:	/s/ R. David Banyard
R. David Banyard President and Chief Executive Officer